UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2023
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The Simply Good Foods Company
(Exact name of registrant as specified in its charter)
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Delaware	001-38115	82-1038121
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1225 17th Street, Suite 1000
Denver, CO 80202
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 633-2840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMPL	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

    On July 13, 2023, the Board of Directors (the “Board”) of The Simply Good Foods Company (“Simply Good Foods” or the “Company”) adopted amendments to the Company’s Second Amended and Restated Bylaws (as amended and restated, the “Bylaws”) in order to: (i) update the procedures and disclosure requirements for director nominations made under the Company’s existing advance notice requirements to reflect the U.S. Securities and Exchange Commission’s adoption of Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) eliminate the former requirement regarding availability of the voting list during stockholder meetings, consistent with recent amendments to Section 219 of the Delaware General Corporation Law (the “DGCL”); and (iii) make other technical and conforming changes. These amendments became effective July 13, 2023.

    Specifically, the modifications to the advanced notice requirements, the Bylaws were amended to revise and enhance certain procedures and disclosure requirements set forth in the advanced notice bylaw provision in connection with stockholder nominations of directors and submission of stockholder proposals, including, among other things: (i) requiring additional information, representations, and disclosure from proposing stockholders, proposed nominees for director, and other persons associated with nominating or proposing stockholders; (ii) updating certain provisions to reflect the requirements of Rule 14a-19 of the Exchange Act relating to universal proxy rules; and (iii) require that a nominating stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white.

    The foregoing description of the revisions to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Third Amended and Restated Bylaws of The Simply Good Foods Company.
101	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SIMPLY GOOD FOODS COMPANY
(Registrant)

Date:	July 18, 2023

		By:	/s/ Shaun P. Mara
Shaun P. Mara
Chief Financial Officer